THE HONORABLE BARBARA MACK

SUPERIOR COURT OF THE STATE OF WASHINGTON FOR KING COUNTY

ANNE D. MANOS, an individual; and		CASE NO.: 08-2-43209-2 SEA
JAMES N. MERCER, an individual,
		(Derivative Action)
Derivative Plaintiffs,
		SETTLEMENT AGREEMENT AND
v.		[PROPOSED] STIPULATED ORDER

JAMES F. VOELKER, and the marital community
composed of JAMES F. VOELKER and
PATRICIA J. VOELKER, husband and wife;
JOHN E. CUNNINGHAM, IV, and the marital
community composed of JOHN E.
CUNNINGHAM, IV and JANE DOE
CUNNINGHAM, husband and wife; JULES
HAIMOVITZ, and the marital community
composed of JULES HAIMOVITZ and JANE DOE
HAIMOVITZ, husband and wife; RICHARD D.
HEARNEY, and the marital community composed
of RICHARD D. HEARNEY and JANE DOE
HEARNEY, husband and wife; LEWIS M.
TAFFER, and the marital community composed of
LEWIS M. TAFFER and JANE DOE TAFFER,
husband and wife; GEORGE M. TRONSRUE, III,
and the marital community composed of GEORGE
M. TRONSRUE, III and JANE DOE TRONSRUE,
husband and wife; VANESSA A. WITTMAN, and
the marital community composed of VANESSA A.
WITTMAN and JOHN DOE WITTMAN, wife and
husband; ALLEN HSIEH, and the marital
community composed of ALLEN HSIEH and
JANE DOE HSIEH, husband and wife; BRIAN T.
MCMANUS, and the marital community composed
of BRIAN T. MCMANUS and JANE DOE
MCMANUS; STEVEN L. ELFMAN, and the
marital community composed of STEVEN L.
ELFMAN and JANE DOE ELFMAN, husband and
wife; and R. BRUCE EASTER, JR., and the marital

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community composed of R. BRUCE EASTER, JR. and JANE DOE EASTER, husband and wife; Defendants,

and INFOSPACE, INC., a Delaware corporation, Nominal Defendant.

     This Settlement Agreement (“Agreement”) is made and entered into as of September __, 2010 by and among the Settling Parties (as defined in Section I(Q) herein) to fully and finally resolve all claims that were or could have been raised in the derivative action pending in Superior Court in King County, Washington titled Manos, et al. v. Voelker, et al., No. 08-2-43209-2 SEA (King Cty. Super. Ct.) and certain other matters as set forth herein.

I. DEFINITIONS

A.	“Board” means the Board of Directors of InfoSpace, Inc.

B.	“Court” means the Superior Court for the State of Washington, King County.

C.	“Derivative Action” means the action pending in Superior Court in King County, Washington titled Manos, et al. v. Voelker, et al., No. 08-2-43209-2 SEA (King Cty.

Super. Ct.).

D.	“Director Defendants” means James F. Voelker, John E. Cunningham, IV, Jules Haimovitz, Richard D. Hearney, Lewis M. Taffer, George M. Tronsrue, III, and Vanessa A. Wittman, collectively, and, except where the context otherwise requires, their spouses.

E.	“Effective Date” means the date on which the Final Judgment becomes Final.

F.	“Fairness Hearing” means the hearing to be held at the Court to determine: (i) whether the proposed Settlement of the Derivative Action on the terms and conditions provided in this Agreement is fair, reasonable, and adequate to InfoSpace and its shareholders and should be approved by the Court; (ii) whether a Final Judgment should be entered herein; and (iii) what amount of attorneys’ fees and reimbursement of expenses for Plaintiffs’ Counsel should be approved. The Fairness Hearing shall further constitute a reasonableness hearing pursuant to RCW 4.22.060.

G.	“Final Judgment” means the judgment to be rendered by the Court, substantially in the form of the Final Judgment and Order of Dismissal With Prejudice, attached hereto as

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Exhibit D.

H.	“Final” means that the Court has entered the Final Judgment, and such Final Judgment is finally affirmed on appeal, or is no longer subject to appeal and the time for any petition for re-argument, appeal or review, by leave, certiorari or otherwise, has expired.

I.	“Individual Released Parties” means the Interested Individuals and the Related Parties,

J.	“Interested Individuals” means James F. Voelker, John E. Cunningham, IV, Jules Haimovitz, Richard D. Hearney, Lewis M. Taffer, George M. Tronsrue, III, Vanessa A.

Wittman, Allen Hsieh, Brian T. McManus, Steven L. Elfman, R. Bruce Easter, Jr., and John Foster, collectively, and their spouses.

K.	“Officer Defendants” means Allen Hsieh, Brian T. McManus, Steven L. Elfman, and R. Bruce Easter, Jr., collectively, and their spouses.

L.	“Payment Date” means the fifth business day after the Effective Date.

M.	“Plaintiffs’ Counsel” means Gordon Tilden Thomas & Cordell LLP and Keller Rohrback L.L.P.

N.	“Related Party” means (i) any entity or person related to any Settling Party, including, but not limited to, spouses, present, former, or future parent companies, divisions, subsidiaries, affiliates, associates, representatives, predecessors, successors, heirs, owners, assigns, executors, administrators, and insurers, and any of their present, former or future directors, agents, partners, principals, members, managers, officers, employees, consultants, trustees, representatives of any of them, and their lawyers and all persons acting by, through, under, or in concert with them or any of them and (ii) all other individuals or entities who participated in any way in the Released Claims.

O.	“Released Claims” means any and all claims, rights and causes of action (including any claims for costs, attorneys’ fees or expenses, and including any claims arising under the federal and state securities laws or under federal, state, local, statutory or common law or any other law, rule or regulation, including the law of any jurisdiction outside of the United States), whether legal or equitable or any other type, known or unknown, that any Settling Party ever had, now has or hereafter can, shall or may have, based upon, related to, arising out of, directly or indirectly resulting from, or in consequence of, or in any way involving any payments made or received, acts, omissions and/or failures to act, and/or any approvals of acts, omissions and/or failures to act, in connection with (1) two special dividends that InfoSpace paid in 2007 and 2008 (the “Special Dividends”), and/or payments to officers, directors and/or employees in connection therewith, including, without limitation, the use of cash and restricted stock units as compensation, and/or the payment of tax gross-ups (all of which actions are referred to as the “Compensation Programs”), (2) the analysis, negotiation, approval, execution, interpretation of, and/or payments under, the 2007 Amended Employment Agreements, (3) the analysis, negotiation, approval, execution, interpretation of, and/or payments under, the amended employment agreement dated November 4, 2008 with defendant Voelker, (4) the role of the Sandell Group, if any, in the matters described in this subsection O(1)-(3), and/or (5)

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any other acts or omissions alleged to be wrongful in the Derivative Action or that could have been alleged to be wrongful in the Derivative Action, arising out of the Special Dividends, the Compensation Programs, or the 2007 Amended Employment Agreements as against any of the Settling Parties or the Related Parties, whether or not such Settling Parties were actually named defendants in the Derivative Action. This definition of Released Claims covers all types of claims described herein, whether asserted directly, derivatively, representatively on behalf of a class, or in any other capacity, against any of the Individual Released Parties or any of the other Settling Parties or the Related Parties.

P.	“Settlement” means the settlement of all claims that were brought or that could have been brought in the Derivative Action on the terms and subject to the conditions set forth in this Agreement.

Q.	“Settling Parties” means James F. Voelker, John E. Cunningham, IV, Jules Haimovitz, Richard D. Hearney, Lewis M. Taffer, George M. Tronsrue, III, Vanessa A. Wittman, Allen Hsieh, Brian T. McManus, Steven L. Elfman, R. Bruce Easter, Jr., John Foster, and their spouses, Derivative Plaintiffs Anne D. Manos and James N. Mercer (“Plaintiffs”), Nominal Defendant InfoSpace, Inc. (“InfoSpace” or the “Company”), the Special Litigation Committee of the InfoSpace Board of Directors (the “SLC”), Syzygy Consulting Group LLC (“Syzygy”), and Wilson Sonsini Goodrich & Rosati, Professional Corporation (“Wilson Sonsini”), collectively.

R.	“2007 Amended Employment Agreements” means the six employment agreements dated August 3, 2007 between InfoSpace on the one hand and, on the other hand, James F.

Voelker, Allen Hsieh, Brian T. McManus, Steven L. Elfman, John Foster, and R. Bruce Easter, Jr., respectively.

II. RECITALS

A.	The Derivative Action and the SLC Investigation

	1.	WHEREAS in 2007, the InfoSpace Board of Directors declared two special cash dividends to InfoSpace shareholders (the “Special Dividends”);

	2.	WHEREAS in connection with the Special Dividends, the Board approved the Compensation Programs;

	3.	WHEREAS in 2007, the Board approved the 2007 Amended Employment Agreements;

	4.	WHEREAS Syzygy and Wilson Sonsini advised InfoSpace, the Board, and/or committees of the Board regarding the Special Dividends, the Compensation Programs and/or the 2007 Amended Employment Agreements;

	5.	WHEREAS each of the Interested Individuals received payments under the Compensation Programs and/or the 2007 Amended Employment Agreements;

	6.	WHEREAS, on December 17, 2008, Plaintiffs filed the Derivative Action, naming InfoSpace as a nominal defendant and the Director Defendants and

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Officer Defendants as individual defendants, alleging that the individual defendants breached their fiduciary duties in connection with the Compensation Programs and the 2007 Amended Employment Agreements;

	7.	WHEREAS, on February 11, 2009, Plaintiffs filed a First Amended Complaint (“FAC”);

	8.	WHEREAS, during a hearing on June 12, 2009, and then by Order dated July 1, 2009, the Court denied InfoSpace’s Motion to Dismiss the FAC based on Plaintiffs’ failure to make a pre-suit demand;

	9.	WHEREAS, on June 22, 2009, the Board appointed the SLC to investigate, review, and analyze the facts, transactions, events and circumstances surrounding or related to the claims made in the Derivative Action and exercise all the powers and authority of the Board with respect thereto;

	10.	WHEREAS, the SLC is composed of two outside directors of InfoSpace, Elizabeth Huebner and Braden Kelly, neither of whom was on the Board in 2007 or 2008;

	11.	WHEREAS the Court’s July 1, 2009 Order granted in part and denied in part the individual defendants’ Motion to Dismiss the FAC based on Plaintiffs’ failure to state a claim, thus allowing the suit to proceed against the Director Defendants but dismissing the claims without prejudice as to the Officer Defendants;

	12.	WHEREAS in July 2009, the SLC commenced its investigation, during which it or its counsel reviewed over 43,000 documents, interviewed over 20 individuals, evaluated various legal issues, consulted with experts, evaluated analyses provided by Plaintiffs’ Counsel, and held over 30 meetings with its independent counsel;

B.	Decision to Settle

	1.	WHEREAS some or all of the Settling Parties participated in mediation sessions related to the Derivative Action on December 17, 2009, January 11, 2010 and March 15, 2010;

	2.	WHEREAS the Settling Parties engaged in substantial arm’s length negotiations regarding a possible resolution of the Derivative Action;

	3.	WHEREAS, although the Interested Individuals, Syzygy, and Wilson Sonsini have denied and continue to deny all charges of wrongdoing or liability against them or any of them arising out of any conduct, statements, acts or omissions alleged in the Derivative Action, they have concluded that it is nonetheless desirable to settle the Derivative Action according to the terms set forth in this Agreement in order to limit the expense, inconvenience and distraction associated with its ongoing conduct;

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4.	WHEREAS, exercising its business judgment, the SLC believes that the proposed settlement is in the best interest of InfoSpace and its shareholders;

5.	WHEREAS InfoSpace believes that the proposed settlement is in its and its shareholders’ best interests; and

6.	WHEREAS Plaintiffs believe that the proposed settlement is in the best interest of InfoSpace and its shareholders.

III. TERMS OF SETTLEMENT

     NOW, THEREFORE, IT IS HEREBY STIPULATED by and among the Settling Parties that, subject to the approval of the Court, the Derivative Action and the Released Claims shall be finally and fully compromised, settled and released, and the Derivative Action shall be dismissed with prejudice, as to all Settling Parties, upon and subject to the terms and conditions of this Agreement, as follows:

A.	Payment And Certain Other Financial Terms

	1.	On the Payment Date, certain of the Settling Parties and certain insurance companies will each pay InfoSpace amounts that will total $26.65 million. Of this amount, at least $20,950,186 will be paid in cash. The remaining $5,699,814 will be in cash or composed of a combination of (i) InfoSpace common stock, (ii) vested stock options, (iii) unvested RSUs, and/or (iv) foregone contractual rights to cash payments from InfoSpace.

		a.	Each share of InfoSpace common stock contributed to the settlement that had vested on March 26, 2010 will be valued at $10.89, the closing market price of InfoSpace common stock on March 26, 2010, the date that the SLC met and accepted the offer of this form of payment. Each share of InfoSpace common stock contributed to the settlement that had not vested on March 26, 2009 will be valued at the closing market price of InfoSpace common stock on the Effective Date.

		b.	Each InfoSpace stock option contributed to the settlement that had vested as of March 26, 2010 will be valued at the amount by which $10.89 exceeds the strike price of the option. Vested options that had not yet vested on March 26, 2010 will be valued at the amount that the closing market price of InfoSpace common stock on the Effective Date exceeds the price of the option.

		c.	Unvested RSUs contributed to the settlement that would have vested prior to the Effective Date will be valued at the closing market price of InfoSpace common stock on the Effective Date. If the Effective Date is

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prior to December 31, 2010, unvested RSUs contributed to the settlement that would not have vested prior to the Effective Date will be valued at the closing market price of InfoSpace common stock on December 31, 2010.

	2.	Payments made in cash shall be made by wire transfer to an InfoSpace bank account at a wire transfer address to be provided by InfoSpace, or by certified check or cashier’s check payable to InfoSpace, Inc. and delivered to Alesia Pinney, General Counsel of InfoSpace. Payments consisting of a surrender of rights shall be made by a letter delivered to the General Counsel of InfoSpace, signed by the contributing Settling Party, stating that he or it surrenders the described rights. Payments consisting of securities shall be made either by delivery of the relevant securities to the General Counsel of InfoSpace, endorsed for transfer or cancellation, or in accordance with other instructions to be provided to InfoSpace no later than three days before the Payment Date.

	3.	If there is another extraordinary dividend, employee stock options granted by InfoSpace to any Settling Party (the “Settling Party Options”) will be treated the same as employee stock options granted to then-employed InfoSpace option- holders (the “Current Employee Options”), provided, however, that in order for a Settling Party Option to be eligible for the same treatment as that provided to the Current Employee Options, such Settling Party Option must meet the same eligibility requirements as those set by the Compensation Committee and/or the Board of Directors of the Company for the Current Employee Options. The terms of this subsection A(3) and the Corporate Governance Reforms in subsection B supersede any contrary terms of any employment agreement currently in force.

	4.	Except as set forth herein, each Settling Party shall bear his, her or its respective costs of suit.

	5.	InfoSpace’s exclusive remedy, directly or derivatively, for breach of the obligations set forth in Section III(A)(1) is a lawsuit against the payor(s) obligated to make the payment, for breach of that payment obligation. If InfoSpace is successful, it shall be entitled to recover its attorneys’ fees, costs of suit, and pre- judgment interest against the payor(s) in breach of his or its payment obligations.

B.	Corporate Governance Terms

	1.	InfoSpace, in consultation with the SLC, has adopted, or is in the process of adopting, certain corporate governance reforms related to, among other things, the Board’s governance policies and its practices with respect to evaluating and approving compensation (the “Governance Reforms”). The Governance Reforms include the following:

		a.	InfoSpace’s stock option plans will be amended to make clear that, in the event of future extraordinary cash dividends, outstanding equity awards may be adjusted through a mathematically-based combination of strike- price adjustments and increases in the number of equity awards.

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b.	In the event of future extraordinary cash dividends, outstanding equity awards will be adjusted through a mathematically-based combination of strike-price adjustments and increases in the number of equity awards, unless the Board, advised by an independent compensation consultant, concludes that cash payments or some other form of compensation would be in the best interests of InfoSpace.

c.	InfoSpace will not make tax gross-up payments in connection with any future extraordinary cash dividends and equity award adjustments. Any other type of tax gross-up payments must be approved in advance by the InfoSpace Compensation Committee.

d.	The InfoSpace Corporate Governance Guidelines were amended to provide that the Board of Directors will have a non-management director known as a Lead Independent Director at any time when the Chairman of the Board of Directors is not an independent director.

e.	The Compensation Committee of the InfoSpace Board of Directors has retained an independent compensation consultant, hired by and reporting solely to the Compensation Committee, to review those aspects of executive and director compensation that the Compensation Committee deems appropriate for review by an independent compensation consultant.

f.	The Board's standing committees have been reconstituted in the manner set forth in the Company’s April 7, 2010 Proxy Statement. The Company will annually review composition of each of the standing committees.

g.	The Nominating and Governance Committee has adopted a more formal approach to managing the Board’s self-evaluation process.

h.	The Company will, on at least an annual basis, review all charter documents and governance policies, consider changes to those documents and policies in light of current regulatory requirements and best practices, and, as appropriate, make revisions to those documents and policies. In connection with this ongoing review, the Company has made the following updates and revisions:

	i.	Insider Trading Policy expanded so that all employees are prohibited from trading during the closed windows near earnings announcements and updated to comply with current best practices and legal requirements;

	ii.	Audit, Compensation, Nominating & Governance Committee Charters updated to comply with current SEC and NASDAQ requirements and governance best practices;

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iii.	Review and revision of Strategy Committee Charter to ensure that strategic decisions are considered by the full Board;

iv.	Creation and implementation of calendars and task lists for each standing board committee to ensure compliance with regulatory duties and applicable committee charter requirements;

v.	Corporate Governance Guidelines updated to comply with current SEC and NASDAQ requirements and governance best practices and to provide for a Lead Independent Director;

vi.	Creation and implementation by the Audit Committee of formal Related Party Transactions Guidelines; and

vii.	Director Nomination Policy updated to comply with current SEC and NASDAQ requirements and governance best practices.

i.	The Company has encouraged directors to participate in director education seminars and other education opportunities relating to corporate governance and/or director best practices and has actively sought out such opportunities for directors. As of the end of June 2010, a majority of the Company’s directors has attended such seminars.

2.	The Governance Reforms set forth above in Section III(B)(1)(a)-(i) shall not be revoked, modified or amended except (i) by a vote of a majority of the InfoSpace shareholders, (ii) in the event any such measures are in direct conflict with any laws, rules or regulations subsequently adopted by the Securities Exchange Commission or a regulatory body that has jurisdictional authority over InfoSpace or its directors, or (iii) subsequent to April 1, 2012 in the event of a unanimous vote of all independent directors of InfoSpace.

C.	Substantial Benefit to InfoSpace

Plaintiffs and InfoSpace acknowledge and agree that: (a) the financial contributions and the Governance Reforms each confer real and substantial benefits to InfoSpace; (b) the Governance Reforms set forth in Section III(B)(1)(a)-(i) of this Agreement will improve and enhance InfoSpace’s decision-making processes applicable to a wide range of issues, including how employee and executive option-holders are to be compensated in connection with any future extraordinary cash dividends; and (c) the Governance Reforms will help prevent future circumstances of the type that led to the filing of the Derivative Action.

D.	Plaintiffs’ Efforts

InfoSpace acknowledges and agrees that the filing and prosecution of the Derivative Action and efforts of Plaintiffs’ Counsel were material causal factors in the process that

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ultimately resulted in this Settlement, including the financial benefits to InfoSpace and the Governance Reforms set forth above.

E.	Preliminary Approval Order

Within 30 days after execution of the Agreement, Plaintiffs and InfoSpace shall submit this Agreement, together with its Exhibits, to the Court and shall apply for entry of an order (the “Preliminary Approval Order”), substantially in the form of Exhibit A hereto, establishing the procedure for and requesting the following:

	1.	preliminary approval of the Settlement Agreement as fair, reasonable, and adequate to InfoSpace and its shareholders;

	2.	approval as to form and content of the proposed Current Report on Form 8-K, including the attachment thereto (the “Form 8-K”), substantially in the form of Exhibit B hereto, which shall, in part, describe the terms of the Settlement set forth in the Agreement, provide the date of the Fairness Hearing, and inform InfoSpace shareholders how to obtain further information on the Settlement;

	3.	approval as to form and content of the proposed press release (the “Press Release”), substantially in the form of Exhibit C hereto, which shall generally advise InfoSpace shareholders of the Form 8-K;

	4.	a finding that the filing of the Form 8-K with the Securities and Exchange Commission and the issuance of the Press Release constitutes the best notice practicable under the circumstances and is due and sufficient notice of the matters set forth in the Form 8-K, the Press Release and this Agreement to all InfoSpace shareholders and interested parties and that the same fully satisfies the requirements of due process; and

	5.	the setting of a time and date for a Fairness Hearing.

Within ten (10) days of (a) the date the Preliminary Approval Order is entered or (b) the date that the Court preliminarily approves Plaintiffs’ Counsel attorneys’ fees and reimbursement of expenses, whichever is later, InfoSpace shall file the Notice as a Current Report on Form 8-K with the Securities and Exchange Commission (“Form 8-K”). InfoSpace shall also issue the Press Release which shall generally advise InfoSpace shareholders of the Form 8-K. InfoSpace shall file with the Court and serve upon all Counsel no later than seven (7) days prior to the Settlement Hearing an affidavit or declaration stating that the Form 8-K has been filed and the Press Release has been issued in accordance with the terms of this Order.

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F.	Order and Final Judgment

As part of their request for the approval by the Court of the Settlement, Plaintiffs and InfoSpace shall jointly request the Court to enter the Final Judgment substantially in the form of Exhibit D hereto, providing for, inter alia:

	1.	approval of the Settlement; adjudging the terms thereof to be fair, reasonable and adequate; directing consummation of its terms and provisions; awarding Plaintiffs’ Counsel attorneys’ fees and reimbursement of expenses in an amount to be agreed upon between the SLC and Plaintiffs’ Counsel or to be set by the Court and to be paid by InfoSpace; and retaining jurisdiction to effectuate the foregoing;

	2.	dismissal of the Derivative Action with prejudice;

	3.	the permanent bar of any future prosecution of any Released Claims against the Individual Released Parties and against InfoSpace, Syzygy, Wilson Sonsini and the Related Parties;

	4.	continuing, exclusive jurisdiction over the Derivative Action and the Settling Parties and the Related Parties, for the purpose of enforcing the terms of the Settlement and resolving any and all disputes arising from or relating to the Settlement; and

	5.	such other and further provisions consistent with the terms and provisions of this Agreement as the Court may deem advisable.

G.	Releases

	1.	When payments are made as described in Section III(A)(1)-(2) hereof, each Settling Party, (i) on its own behalf and (ii) to the maximum extent permitted by law, on behalf of his, her or its respective Related Parties, will be deemed fully, finally and forever to have released all Released Claims against the Individual Released Parties and against InfoSpace, Syzygy, Wilson Sonsini and the Related Parties.

	2.	Except as set forth in Section III(A)(1) of this Agreement, InfoSpace, acting through the SLC, hereby resolves that it is proper, and hereby agrees, to indemnify all Interested Individuals for all their attorneys’ and expert fees and other defense costs and defense expenses incurred in connection with the Derivative Action, and in connection therewith shall pay all such reasonable amounts not previously paid by InfoSpace’s insurer(s) and otherwise consistent with all InfoSpace legal policy and billing guidelines. Amounts not previously paid by InfoSpace’s insurer(s) shall be paid as advances no later than 30 days after the date that this Agreement has been fully executed by all parties hereto and shall be deemed paid as indemnification upon the Effective Date.

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3.	The Settling Parties expressly waive any and all rights they may have under any applicable law that provides that a general release does not extend to claims not known or suspected to exist at the time of executing the release, including all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to § 1542 of the California Civil Code, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

4.	Notwithstanding any other term of this Agreement, the releases given pursuant to this Agreement do not extend to the obligations contained in this Agreement.

H.	Plaintiffs’ Fees and Expenses

	1.	Subsequent to reaching an agreement on the substantive terms of the Settlement, counsel for the SLC and Plaintiffs’ Counsel began negotiating attorneys’ fees and expenses, inclusive of expert fees and expenses (“Fees and Expenses”). The amount of such Fees and Expense will either be agreed upon between the SLC and Plaintiffs’ Counsel or set by the Court.

	2.	Within fifteen (15) calendar days of the Effective Date, InfoSpace, or its successor, shall pay the Fees and Expenses to Gordon Tilden Thomas & Cordell LLP as receiving agent for Plaintiffs’ Counsel, unless, for any reason, the amount of attorneys’ fees and expenses ultimately approved in the Final Judgment is less than the agreed-to Fees and Expenses, in which event, InfoSpace, or its successor, shall pay the attorneys’ fees and expenses in the amount set forth in the Final Judgment as reduced by the Court, within fifteen (15) calendar days of the Effective Date.

	3.	The Settling Parties agree that if counsel for the SLC and Plaintiffs’ Counsel reach agreement on the amount of Fees and Expenses and then the Court denies such Fees and Expenses, in whole or in part, the Court’s action shall in no way affect the enforceability, validity or finality of this Settlement.

	4.	Gordon Tilden Thomas & Cordell LLP shall allocate the Fees and Expenses amongst Plaintiffs’ Counsel in a manner Gordon Tilden Thomas & Cordell LLP deems appropriate. None of the Settling Parties shall be responsible for such allocation.

	5.	Gordon Tilden Thomas & Cordell LLP shall pay $15,000 from the total Fees and Expenses it receives pursuant to Section III(H)(2) to each of Anne D. Manos and James N. Mercer.

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	6.	The costs and expenses relating to the Form 8-K and the Press Release shall be paid by InfoSpace.

I.	Court Approval

The Settlement reflected in this Agreement is conditioned on Final Court approval of the Agreement and dismissal of the Derivative Action with prejudice.

J.	Stay of Proceedings

The Settling Parties will cooperate to seek Court approval of a stay of all proceedings in the Derivative Action except those related to Court approval of the Agreement. If the Agreement is not finally approved by the Court, the Settling Parties will be returned to the litigation postures they were in on March 19, 2010, without prejudice to any position that any Settling Party has taken thus far in the Derivative Action.

K.	No Admissions

The Interested Individuals, Syzygy, and Wilson Sonsini have denied, and continue to deny, that they engaged in any wrongful, illegal, improper or tortious conduct, violated any state or federal law, or breached any duty or obligation to InfoSpace or its shareholders. The terms of this Agreement shall not be deemed or offered or received in evidence as a presumption, a concession or an admission of any fault, liability or wrongdoing on the part of any Settling Party or any of the Related Parties; and except as required to enforce this Agreement or the Settlement, they shall not be offered or received in evidence, or otherwise used by any Settling Party to the Derivative Action, for any purpose.

L.	Non-Disparagement and Publicity

	1.	The Settling Parties agree not to make or encourage anyone else to make any public statement constituting or containing any disparaging remarks or comments about or concerning any of the other Settling Parties in connection with the Derivative Action, the allegations in the FAC, or this Settlement. For purposes of this Agreement, a statement to a known representative of any news or media organization, a press release, a blog post or other dissemination via the internet, or any other broadly disseminated written document shall constitute a public statement.

	2.	Except as otherwise provided in this subsection L and subsection E of this Agreement, the Settling Parties further agree that they will not make any public statement regarding the fact or the terms of this Settlement.

	3.	In the event of any unsolicited press inquiries concerning the facts and terms of this Settlement, a Settling Party may: (a) refer the inquirer to publicly available documents or (b) state that the claims in the Derivative Action have been

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“resolved to the satisfaction of all involved parties.”

	4.	Notwithstanding the foregoing, any Settling Party that determines, in its sole discretion, that it is required by law or regulation to issue a press release and/or make a filing with the Securities and Exchange Commission with respect to this Settlement or to otherwise disclose information about the Settlement may do so.

M.	Miscellaneous

	1.	The Derivative Action is being settled voluntarily by the Settling Parties after consultation with competent legal counsel.

	2.	The Settling Parties understand, acknowledge and agree that if any fact now believed to be true is found hereafter to be other than, or different from, that which is now believed, each expressly assumes the risk of any such difference in fact and agrees that this Agreement shall remain effective notwithstanding any such difference in fact.

	3.	This Agreement may be modified or amended only by a writing signed by all of the signatories hereto.

	4.	No breach of any provision hereof can be waived unless done in writing. Waiver of one breach shall not be deemed a waiver of any other breach of the same or other provisions hereof.

	5.	Except as otherwise provided herein, this Agreement shall be binding upon and shall inure to the benefit of the Settling Parties, and their respective Related Parties.

	6.	This Agreement may be executed in counterparts by any of the signatories hereto, including by facsimile, electronic scan, or electronic mail, and as so executed shall constitute one agreement.

	7.	The terms of the Agreement, the Settlement and the Settlement documents will be governed by Delaware law.

	8.	The Agreement and the Exhibits attached hereto supersede any prior oral or written understandings among the Settling Parties with respect to the Settlement.

	9.	Each signatory to this Agreement or any of its Exhibits on behalf of any Settling Party hereto hereby represents and warrants that he or she has the full authority to do so.

	10.	All protective orders entered in the Derivative Action, and any agreements relating to the confidentiality of documents and information to which the Settling Parties, their counsel, or any consultants or appraisers retained by any of them are

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CASE NO. 08-2-43209-2 SEA

parties, remain in effect by their terms, notwithstanding this Agreement or the dismissal of the Derivative Action.

11.	As of the date this Order is signed by the Court, any willful violation of Section III(L) shall be treated as contempt of court, the penalty for which shall be a fine only and no potential incarceration.

12.	Each Settling Party agrees to execute such other and further documents or perform such further acts as may be reasonably required to carry out the purpose and intent of this Agreement and further agrees that it will not act in any manner to impede the execution of this Agreement by, or reasonable performance of any party.

WE, THE UNDERSIGNED, HEREBY CERTIFY THAT WE HAVE READ THIS ENTIRE

AGREEMENT AND UNDERSTAND THE TERMS AND CONSEQUENCES OF THIS

AGREEMENT.

IT IS SO STIPULATED.

SPECIAL LITIGATION COMMITTEE, ON ITS OWN BEHALF AND

AS AUTHORIZED REPRESENTATIVES OF INFOSPACE, INC.

DATED:	September	7	,	2010	/s/	Elizabeth Huebner

					ELIZABETH HUEBNER

DATED:	September	9	,	2010	/s/	Braden Kelly

					BRADEN KELLY

DATED:	September	7	,	2010	ANNE D. MANOS

/s/ Anne D. Manos ANNE D. MANOS

SETTLEMENT AGREEMENT	15
CASE NO. 08-2-43209-2 SEA

DATED:

September 8 , 2010

JAMES N. MERCER

/s/ James N. Mercer JAMES N. MERCER

DATED:

September 1 , 2010

JAMES F. VOELKER

/s/ James F. Voelker JAMES F. VOELKER

DATED:

September 1 , 2010

PATRICIA VOELKER

/s/ Patricia Voelker PATRICIA VOELKER

DATED:

September 1 , 2010

JOHN E. CUNNINGHAM, IV

/s/ John E. Cunningham, IV JOHN E. CUNNINGHAM, IV

DATED: September 1 , 2010 CAROLYN ANN CUNNINGHAM

/s/ Carolyn Ann Cunningham CAROLYN ANN CUNNINGHAM

DATED:

September 7 , 2010

JULES HAIMOVITZ

/s/ Jules Haimovitz JULES HAIMOVITZ

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CASE NO. 08-2-43209-2 SEA

DATED:

September 1 , 2010

RICHARD D. HEARNEY

/s/ Richard D. Hearney RICHARD D. HEARNEY

DATED:

September 1 , 2010

MARGARET HEARNEY

/s/ Margaret Hearney MARGARET HEARNEY

DATED:

September 4 , 2010

LEWIS M. TAFFER

/s/ Lewis M. Taffer LEWIS M. TAFFER

DATED:

September 4 , 2010

BONNIE S. TAFFER

/s/ Bonnie S. Taffer BONNIE S. TAFFER

DATED:

September 3 , 2010

GEORGE M. TRONSRUE, III

/s/ George M. Tronsrue, III GEORGE M. TRONSRUE, III

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CASE NO. 08-2-43209-2 SEA

DATED:

September 3 , 2010

CINDY L. TRONSRUE

/s/ Cindy L. Tronsrue CINDY L. TRONSRUE

DATED:

September 8 , 2010

VANESSA A. WITTMAN

/s/ Vanessa A. Wittman VANESSA A. WITTMAN

DATED:

September 8 , 2010

DREW WITTMAN

/s/ Drew Wittman DREW WITTMAN

DATED:

September 3 , 2010

ALLEN M. HSIEH

/s/ Allen M. Hsieh ALLEN M. HSIEH

DATED:

September 3 , 2010

SUNNY C. HSIEH

/s/ Sunny C. Hsieh SUNNY C. HSIEH

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CASE NO. 08-2-43209-2 SEA

DATED:

August 31 , 2010

BRIAN T. MCMANUS

/s/ Brian T. McManus BRIAN T. MCMANUS

DATED:

August 31 , 2010

KAREN MCMANUS

/s/ Karen McManus KAREN MCMANUS

DATED:

September 4 , 2010

STEVEN L. ELFMAN

/s/ Steven L. Elfman STEVEN L. ELFMAN

DATED:

September 4 , 2010

MONIQUE P. ELFMAN

/s/ Monique P. Elfman MONIQUE P. ELFMAN

DATED:

September 7 , 2010

R. BRUCE EASTER, JR.

/s/ R. Bruce Easter, Jr. R. BRUCE EASTER, JR.

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CASE NO. 08-2-43209-2 SEA

DATED:

September 7 , 2010

CYNTHIA FAUBION

/s/ Cynthia Faubion CYNTHIA FAUBION

DATED:

September 7 , 2010

JOHN FOSTER

/s/ John Foster JOHN FOSTER

DATED:

September 2 , 2010

SYZYGY CONSULTING GROUP LLC

/s/ Brian K. Andriuzzo

NAME: BRIAN K. ANDRIUZZO

TITLE: MEMBER AND CHIEF FINANCIAL OFFICER

DATED:	September	8 , 2010	WILSON SONSINI GOODRICH & ROSATI,
PROFESSIONAL CORPORATION

/s/ Donald E. Bradley NAME: DONALD E. BRADLEY TITLE: GENERAL COUNSEL

IT IS SO ORDERED.

Dated:	, 2010
			HON. BARBARA MACK
			JUDGE OF THE SUPERIOR COURT

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CASE NO. 08-2-43209-2 SEA

Exhibits

Exhibit A: [Proposed] Notice and Order Setting Schedule for Final Approval of Settlement

Exhibit B: Notice of Proposed Settlement of Shareholder Derivative Action

Exhibit C: Draft Press Release (announcing hearing on approval of settlement)

Exhibit D: [Proposed] Final Order and Judgment Approving Settlement

Exhibit E: Draft Form 8-K (providing official notice to stockholders of proposed settlement)

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